                                                                    Exhibit 99.1

                            STOCK PURCHASE AGREEMENT


         This Stock Purchase Agreement (the "Agreement") is made and entered into as of January 15, 1999 (the "Effective Date") by and between TeleCom Industrial Group, a Delaware corporation, ("Seller") and The Ontra Companies, Inc., a Delaware corporation, ("Purchaser").

         WHEREAS, Purchaser desires to purchase from Seller, and Seller desires to sell to Purchaser, 1,000 shares of Common Stock, $0.01 par value per share (the "Stock"), of Paladin Financial, Inc. (the "Company").

         NOW, THEREFORE, for and in consideration of the mutual promises, representations and covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as set forth herein.

         1. Purchase and Sale. At the closing of the transactions contemplated by this Agreement (the "Closing"), Seller shall sell to Purchaser, and Purchaser shall purchase from Seller, the Stock, free and clear of any liens or other encumbrances ("Liens"). Purchaser will pay to Seller the purchase price of Four Hundred Eighty-Three Thousand Seven Hundred Fifty Six and No/100 Dollars $483,756 (the "Purchase Price") for the Stock. The sale of the stock shall include only such furniture, fixtures and equipment of Paladin Financial, Inc. as set forth on Annex 1 and shall include all contract rights, accounts, licenses and permits also listed on Annex 1, except those specifically excluded and listed on Annex 2. Such Purchase Price shall be paid by Purchaser to Seller on the date of the Closing by Purchaser's delivery to Seller of a certified check or, at Seller's option, immediately available funds by federal funds wire transfer in accordance with the wiring instructions attached hereto as Annex 1.

         2. Closing; Deliveries.

            2A. Conditions to Closing. (i) Seller's Conditions to Closing. The obligation of Seller to sell the Stock to Purchaser is subject to the satisfaction as of the date of the Closing (the "Closing Date") of each of the following: (a) all representations and warranties made by Purchaser herein shall be true and correct on the Closing Date, and (b) Purchaser shall have performed, satisfied and complied with all covenants required to be performed, satisfied or complied with by Purchaser hereunder, including, without limitation, delivering the Purchase Price funds to Seller in accordance with Section 1 above.


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

                  (ii) Purchaser's Conditions to Closing. The obligation of Purchaser to purchase the Stock from Seller is subject to the satisfaction as of the Closing Date of each of the following: (a) all representations and warranties made by Seller herein shall be true and correct on the Closing Date and (b) Seller shall have performed, satisfied and complied with all covenants required to be performed, satisfied or complied with by Seller hereunder, including, without limitation, making all the deliveries to be made by it under
Section 2C below in accordance with the terms hereof.

            2B. Closing. The Closing shall occur as soon as reasonably possible following the Effective Date, but in no event later than 5:00pm, January 27, 1999, at 504 Lavaca, Room 1004, Austin, Texas 78701.

            2C. Seller's Deliveries. At the Closing, Seller shall deliver or cause to be delivered to Purchaser (i) a certificate or certificates evidencing the Stock, accompanied by a stock power of attorney duly executed in blank, together with such other documents and instruments as are required in order to transfer the Stock to Purchaser, free and clear of any Liens and (ii) a closing certificate ("Seller's Closing Certificate").

            2D. Purchaser's Deliveries. At the Closing, Purchaser shall (i) deliver the Purchase Price to Seller in accordance with Section 1 above and (ii) a closing certificate ("Purchaser's Closing Certificate").

            2E. Satisfaction and Release of Liabilities by Seller. Except with respect to that certain repurchase obligation owing to Riverway Bank, Houston, Texas, and related to those certain Title I loans owned by Riverway Bank and subject to repurchase by the Company, Seller shall, within 60 days from the date of Closing, fully pay and extinguish all liabilities of the Company existing on the Effective Date, whether accrued, absolute, contingent or otherwise, whether due or to become due, and whether disclosed to Purchaser prior to Closing or not disclosed to Purchaser, except those liabilities which relate to the payment of license or similar fees of the Company concerning the year 1999. SELLER SHALL HOLD PURCHASER AND THE COMPANY HARMLESS FROM SAME AND AGREES TO DEFEND AND INDEMNIFY PURCHASER AND COMPANY IN CONNECTION WITH ANY SUCH LIABILITIES ASSERTED AGAINST PURCHASER OR COMPANY.

         3. Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller as follows:



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            3A. Purchaser is a corporation duly organized and validly existing under the laws of the State of Delaware;

            3B. There are no actions, suits, proceedings or judgments pending or, to the best of its knowledge, threatened against or affecting Purchaser that will prevent the consummation of the transactions contemplated by this Agreement;

            3C. Purchaser is not the subject of any pending or, to the best of its knowledge, threatened bankruptcy or insolvency proceeding;

            3D. Purchaser's execution, delivery and performance of this Agreement, Purchaser's Closing Certificate (collectively, the "Purchaser Closing Agreements") will not conflict with or result in any violation of or constitute a default under any law, rule, regulation, agreement, instrument or obligation, or any judgment, order or decree of any court or governmental body or agency, to which Purchaser is a party or to which or by which Purchaser may be subject or bound, which would cause the transactions contemplated herein not to be or remain consummated, and any consents or approvals, including, without limitation, approval from Purchaser's board of directors, to Purchaser's purchase of the Stock required to be obtained by Purchaser under any of the foregoing have been obtained by Purchaser;

            3E. Purchaser has the financial wherewithal to pay the Purchase Price in accordance with the terms hereof, and such payment of the Purchase Price shall not cause Purchaser to file a petition in bankruptcy or to become insolvent or otherwise unable to pay its bills as they become due;

            3F. Purchaser has full power and authority to enter into and perform its obligations under each of the Purchaser Closing Agreements; and each of the Purchaser Closing Agreements is the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms; and

            3G. Purchaser has not employed any broker, finder, consultant or intermediary in connection with the transactions contemplated by this Agreement that would be entitled to a broker's, finder's or similar fee or commission in connection therewith.

         4. Representations and Warranties of Seller. Seller represents and warrants to Purchaser as follows:

            4A. Seller is a corporation duly organized and validly existing under the laws of the State of Delaware;

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

            4B. There are no actions, suits, proceedings or judgments pending or, to the best of its knowledge, threatened against or affecting Seller that will prevent the consummation of the transactions contemplated by this Agreement;

            4C. Seller is not the subject of any pending or, to the best of its knowledge, threatened bankruptcy or insolvency proceeding;

            4D. Seller's execution, delivery and performance of this Agreement, Seller's Closing Certificate (the "Seller Closing Agreements") will not conflict with or result in any violation of or constitute a default under any law, rule, regulation, agreement, instrument or obligation, or any judgment, order or decree of any court or governmental body or agency, to which Seller is a party or to which or by which Seller may be subject or bound, which would cause the transactions contemplated herein not to be or remain consummated, and any consents or approvals, including, without limitation, approvals from Seller's board of directors, to Seller's sale of the Stock required to be obtained by Seller under any of the foregoing have been obtained by Seller;

            4E. Seller is the sole legal and beneficial owner of the Stock, and the Stock is free and clear of all Liens. Seller also warrants that its subsidiary Paladin Financial, Inc. is the owner of all of the items listed on Annex 1 and said items are free and clear of all liens;

            4F. Seller has full power and authority to enter into and perform its obligations under each of the Seller Closing Agreements; and each of the Seller Closing Agreements is the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms; and

            4G. Seller has not employed any broker, finder, consultant or intermediary in connection with the transactions contemplated by this Agreement that would be entitled to a broker's, finder's or similar fee or commission in connection therewith.

            4H. Except for those liabilities and obligations of the Company set forth on the Trial Balance Sheet attached hereto as Annex 3, Seller knows of no material liabilities or obligations of the Company that exist on the Effective Date.

         EXCEPT AS SPECIFICALLY SET FORTH HEREIN, SELLER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE STOCK OR ANY ASPECT OF THE BUSINESS OF THE SUBSIDIARY WHATSOEVER, AND PURCHASER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS SPECIFICALLY SET FORTH HEREIN, IT IS PURCHASING THE STOCK ON AN "AS-IS", "WHERE-IS" BASIS.



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

         5. Miscellaneous.

            5A Expenses. Except as otherwise specifically provided in this Agreement, each party shall pay its own expenses incurred in connection with the negotiation and consummation of this Agreement, including legal and accounting fees and expenses of their representatives and agents, whether or not the transaction is consummated for whatever reason. All costs of transferring the Stock in accordance with this Agreement, including recordation, transfer, sales and documentary taxes and fees, will be paid by Purchaser.

            5B. Notices. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, except as expressly otherwise permitted herein, and shall be delivered in person (including via overnight courier service) or sent by telecopy or certified or registered mail, return receipt requested, postage prepaid, to the respective parties at the addresses referenced below. Each of the parties may change the address to which it desires notices to be sent if it notifies the other party of such change in accordance with the provisions of this Section 7B. Any such notice will be deemed to be given when received, if personally delivered or sent by telecopy and, if mailed, two business days after deposit in the United States mail, properly addressed, with proper postage affixed.





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





Seller:                             TeleCom Industrial Group, Inc.
                                    c/o TCC Industries, Inc.
                                    504 Lavaca Street
                                    Suite 1004
                                    Austin, Texas 78701
                                    Attn:   Mary M. McDonald, Esq.
                                    Telecopy No.: (512) 494-0416

With a copy of                      Edens Snodgrass Nichols & Breeland, P.C.
notice to Seller to:                2700 Franklin Plaza
(which copy shall                   111 Congress Avenue
not constitute notice)              Austin, Texas 78701
                                    Attn:   Rod Edens, Esq.
                                    Telecopy No.:  (512) 344-2911

Purchaser:                          The Ontra Companies, Inc.
                                    816 Congress Avenue
                                    Suite 1400
                                    Austin, Texas 78701
                                    Attn:   Robert D. Starnes
                                    Telecopy No.:  (512) 703-2050

With a copy of                      Akin Gump Strauss Hauer & Feld, P.C.
notice to Purchaser to:             816 Congress Avenue
(which copy shall                   Suite 1900
not constitute notice)              Austin, Texas 78701
                                    Attn:   Brandon Janes, Esq.
                                    Telecopy No.:  (512) 499-6290

            5C. Assignment of Rights. No party may assign all or any part of its rights, privileges and obligations under this Agreement without the written consent of the other party.

            5D. Invalid Provisions. In the event any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement. Furthermore, in lieu of such an illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid or enforceable.





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            5E. Entirety and Amendments; Parties Bound. This instrument embodies the entire agreement between the parties and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof and may be amended only by an instrument in writing executed by both parties. This Agreement will be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

            5F. Applicable Law; Venue; Counterparts. The terms and conditions of this Agreement will be construed in accordance with the internal laws of the State of Texas (and not the laws of conflicts) except insofar as it will be mandatory by statute to apply the laws of another jurisdiction. All matters litigated by, among, or between any of the parties that involve this Agreement (whether in federal or state court) shall be brought only in Austin, Travis County, Texas. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

            5G. Arbitration. Except with respect to seeking injunctive relief as expressly provided for by this Agreement, any dispute, controversy or claim arising out of or relating to this Agreement or the other agreements, documents or instruments executed or delivered in connection herewith, or the breach, termination or invalidity hereof or thereof, shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association as then in effect; provided, that the place of the arbitration shall be Austin, Texas. Any award or determination entered in any arbitration initiated pursuant to this Agreement shall be final, binding and conclusive on the parties, and shall be enforceable in any court having jurisdiction with respect to the matter.

            5H. Costs. If any legal action, arbitration or other proceeding is brought for the enforcement of this Agreement, any Purchaser Closing Agreement, or any Seller Closing Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, any Purchaser Closing Agreement, any Seller Closing Agreement or any other agreements, instruments or documents executed or delivered in connection herewith, the successful or prevailing party shall be entitled to recover reasonable attorney's fees and other costs incurred in that action, arbitration or proceeding, in addition to any other relief to which it or they may be entitled.

            5I. Further Assurances. From time to time, as and when reasonably requested by any party hereto after the Closing, the other parties will (at the expense of the requesting party) execute and deliver, or cause to be executed and delivered, all such documents, instruments and consents and will use reasonable efforts to take all such actions as may be reasonably requested or necessary to carry out the intent and


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purposes of this Agreement, and to vest in Buyer good title to, possession of and control of the interests transferred hereunder.


             [THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY.]



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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Effective Date.

                                   SELLER:

                                   TeleCom Industrial Group, Inc.
                                   By TCC Industries, Inc., its Sole Shareholder


                                   PURCHASER:

                                   The Ontra Companies, Inc.

                                   By:
                                      ------------------------------------------
                                   Its:
                                      ------------------------------------------

                                     ANNEX 1


PALADIN FINANCIAL, INC. DESKTOPS

NAME                       SYSTEM TYPE             SERVICE TAG                     MONITOR        MODEM                 PRICE $
Misc. Telecom Tools estimated value                                                                                     $    200.00
John Darden                Dell Latitude CPI Laptop                                                                     $     1,550
ALR Quad6                  PDC (Exchange email server, file and print server etc.  Dell 15"                             $  8,136.61
Brian DeRoeck              Dell Optiplex GXa         C4QND                         Dell 15"                             $     1,200
Cindy Castille             Dell Optiplex GXa         CK6YW                         Dell 15"                             $     1,200
Ginger Ledbetter           Dell Optiplex GXi         BHB0Z                         Dell 15"    ZOOM V.34+$40.00         $     1,240
Jim Barlow                 Dell Optiplex GXa         C4QN9                         Dell 15"    ZOOM V.34+$40.00         $     1,240
John Darden                Dell Optiplex GXa         C6QK8                         Dell 21"                             $     1,200
John Hickman               Dell Optiplex GXa         CMG18                         Dell 15"                             $     1,200
Jorge Sauri                Dell Optiplex GXa         C4QN8                         Dell 21"                             $     1,200
Kaye Overcash              Dell Optiplex GXa         BVXCQ                         Dell 15"    ZOOM V.34+$40.00         $     1,240
Linda Dunkeson             Dell Optiplex GX1         GMT5N                         Dell 15"    ZOOM V.34+$40.00         $     1,240
Mary Lou Adrian            Dell Optiplex GXa         CT3HG                         Dell 15"                             $     1,200
Todd Barry                 Dell Optiplex GXa         CMG15                         Dell 15"                             $     1,200
Tricia Dickerson           Dell Optiplex GXa         BVXCT                         Dell 15"                             $     1,200
Victor Rodriguez           Dell Optiplex GXa         CT4JF                         Dell 15"    ZOOM V.34+$40.00         $     1,240
Wayne Pike                 Dell Optiplex GXi         GMT5R                         Dell 15"                             $     1,200
Ming (need for solomon)    Dell Optiplex GXa         BVXCX                         Dell 15"                             $     1,200
Open                       Dell Optiplex GXa         BVXCR                         Dell 15"                             $     1,200
Open                       Dell Optiplex GXa         CT3HH                         Dell 15"                             $     1,200
Open                       Dell Optiplex GXa         CK6Z2                         Dell 15"                             $     1,200
Open                       Dell Optiplex GXa         CT3HJ                         Dell 15"                             $     1,200
Open                       Dell Optiplex GXi         9WK6N                         Dell 15"                             $     1,200
Open                       Dell Optiplex GXa         C2ZJN                         Dell 15"                             $     1,200
Open                       Dell Optiplex GXa         CM612                         Dell 15"                             $     1,200
Open                       Dell Optiplex GXa         BH7J6                         Dell 15"                             $     1,200
Open                       Dell Optiplex GXa         BH78Z                         Dell 15"                             $     1,200
Open                       Dell Optiplex GXa         D91GR                         Dell 15"                             $     1,200
Open                       Toshiba 445CDX                                                                               $     1,200
2 Zoom modems 28.8 V.34                                                                                                 $        80
Book Shelf                                                                                                              $       100

PRINTERS

LaserJet 5Si   Floor       (Need for 90% faxing and printing configuration)                                             $     1,185
LaserJet 5     Accounting  (Need for private check and invoice printing etc.)                                           $       600

                                                                                                    TOTAL               $ 43,251.61





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PAGE 2 - ANNEX 1


PALADIN FINANCIAL, INC. LICENSES/NOTICES

                  CT Corp           Notice of        Lending                           Servicing
State             Represent         Authority        License           Expires          License           Expires
-----------------------------------------------------------------------------------------------------------------
Arizona             Yes               Yes              N/A
California          Yes               Yes              Yes
Colorado            Yes               Yes
Delaware            Yes               Yes
Florida             Yes               Yes              Yes              8/31/00
Georgia             Yes               Yes              Yes             12/31/99
Illinois            Yes               Yes
Minnesota           Yes               Yes              N/A
Nevada              No                Yes              N/A                                  Yes
New Jersey          Yes               Yes
New Mexico          No                Yes              N/A                                  N/A
New York            Yes               Yes              No
Utah                Yes               Yes              N/A              1/31/99             N/A
Wisconsin           Yes               Yes              No






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


                                     ANNEX 2


Excluded Rights

         1.       The right to:

                  a.       Cash in accounts.

                  b. The interest spread earned to January 15, 1999 on the Title I Loans (approximately $600,000) owned by Riverway Bank pursuant to the terms of a Master Purchase Agreement between Riverway Bank, TCC Industries, Inc. and Paladin Financial, Inc. dated January 30, 1998, as amended.

         2. The right, if any, to remain in possession of the premises leased by TCC Industries, Inc. at 504 Lavaca Street, 10th Floor, Austin, Texas after January 31, 1999.





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